BLACKROCK LIQUIDITY FUNDS

Federal Trust Fund

Treasury Trust Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated December 28, 2015 to the

Premier Shares

Private Client Shares

Prospectuses of the Funds, dated February 27, 2015

Effective immediately, the Funds’ prospectuses are amended as follows:

The following is added as the second paragraph of the section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Federal Trust Fund — Principal Investment Strategies of the Fund”:

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income on which, under current federal law, generally may not be subject to state income tax. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

The following is added as the second paragraph of the section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Treasury Trust Fund — Principal Investment Strategies of the Fund”:

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-PR1-1215SUP